First National Corporation Acquisition of Touchstone Bankshares, Inc.

Touchstone Bank
Community Banking with **Purpose**.

FirstBank
there's power in one

March 26, 2024



Disclaimer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain information contained in this communication may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of First National Corporation ("FXNC" or "First National") and Touchstone Bankshares, Inc. ("TSBA" or "Touchstone") with respect to their planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company's future financial performance (including anticipated accretion to earnings per share, the impact on the tangible book value per share, the tangible book value earnback period and other operating and return metrics), and the timing of the closing of the transaction. Words such as "believes," "expects," "anticipates," "approximately," "estimates," "intends," "plans," "targets," and "projects," as well as similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following:

- the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction);
- the failure to obtain FXNC shareholder approval, TSBA shareholder approval, or to satisfy any of the other conditions to the transaction on a timely basis or at all;
- the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;
- the possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where FXNC and TSBA do business, or as a result of other unexpected factors or events;
- the impact of purchase accounting with respect to the transaction, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value;
- the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;
- diversion of management's attention from ongoing business operations and opportunities;
- potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction;
- the outcome of any legal proceedings that may be instituted against FXNC or TSBA;
- the dilution caused by FXNC's issuance of additional shares of its common stock in the transaction;
- the integration of TSBA's business and operations into FXNC, which will include conversion of TSBA's operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to TSBA's or FXNC's existing businesses; and
- other factors that may affect future results of FXNC and TSBA.

Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in FXNC's reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the U.S. Securities and Exchange Commission (the "SEC") and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning FXNC, TSBA or any person acting on their behalf is expressly qualified in their entirety by the cautionary statements above. Neither FXNC nor TSBA undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Disclaimer

ADDITIONAL INFORMATION ABOUT THE ACQUISITION AND WHERE TO FIND IT

In connection with the proposed merger, FXNC will file with the SEC a registration statement on Form S-4, which will include a joint proxy statement of FXNC and TSBA and a prospectus of FXNC, as well as other relevant documents regarding the proposed transaction.

SHAREHOLDERS OF FXNC AND TSBA ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING FXNC, TSBA AND THE PROPOSED MERGER TRANSACTION.

Shareholders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC's website at http://www.sec.gov. Shareholders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Scott C. Harvard, First National Corporation, 112 West King Street, Strasburg, Virginia 22657, or by telephone at (540) 465-9121, or from James R. Black, Touchstone Bankshares, Inc., 4300 Crossings Boulevard, PO Box 2230, Prince George, VA 23875 or by telephone at (804) 324-7384.

FXNC, TSBA and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FXNC and TSBA in connection with the proposed merger. Information about the directors and executive officers of each of FXNC and TSBA will be included in the joint proxy statement/prospectus when it becomes available. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the merger, the merger agreement, or the transactions contemplated thereby, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Strategic Rationale

First National Corporation

TouchstoneBankshares, Inc.

Strategically Compelling: Creates a $2.1 billion bank in the Commonwealth with 32 branch locations and ~$157 million market cap

Financially Compelling: Attractively priced at 106.0% of TBV, yielding EPS accretion of ~36% and earnback of 3.0 years

Richmond Expansion: Significantly expands presence in desirable Richmond MSA

Core Deposits: Banking franchise established in 1906 delivers sticky core deposit relationships

Culturally Aligned: Compatible workplace cultures focused on service and community

First National & Touchstone: Stronger Together

Enhancing First National's Virginia Presence in the Richmond MSA

Summary Pro Forma Financial Metrics

Assets	$2.1 B
Loans	$1.5 B
Deposits	$1.8 B
Market Cap	~$157 M
Branches	32



FXNC (20)
TSBA (12)
TSBA Headquarters (1)
Richmond
Colonial Heights
Dinwiddie
Winchester
Front Royal
Staunton
Virginia
Fredericksburg
Fincastle
Roanoke
Lynchburg
Farmville
Richmond
North Carolina
Greensboro
Raleigh
Roanoke Rapids

Community and Relationship Focus
to Build on Combined Bank Strengths
and Provide for ***Strong Shareholder Returns***

Source: S&P Global Market Intelligence

Aligned Cultures to Drive Success in the Combined Company

FirstBank there's power in one

Touchstone Bank Community Banking with Purpose.

Excellence, honesty and integrity

Community involvement and investment

Customers value the bank as an indispensable partner

Service driven employees cultivating meaningful customer relationships

Transaction Overview

Structure & Exchange Ratio	Stock Consideration at a Fixed Exchange Ratio of 0.8122 Shares; Implied price per share $14.25[1] Aggregate transaction value of $47.0 million[2]
Consideration	100% Stock
Valuation Multiples	Price / Tangible Book Value: 106.0% Price / 2024E EPS + Cost Savings: 5.40x
Pro Forma Ownership	70% FXNC / 30% TSBA
Board Representation	Three Board Seats
Expected Closing	Fourth Quarter of 2024

Note: Financial data as of December 31, 2023
1) Based on FXNC stock price of $17.55 as of March 22, 2024
2) Based upon 3,299,289 outstanding shares of Touchstone stock (including restricted shares and preferred shares); TSBA preferred shares outstanding to be converted to common shares prior to closing

Key Merger Assumptions

Earnings Assumptions	FXNC's earnings per internal company estimates TSBA's earnings per internal company estimates
Merger & Integration Costs	$12.3 million pre-tax
Estimated Net Cost Savings	$7.2 million of Identified Cost Savings (~35% of projected non-interest expense) 0% realization of net cost savings in '24; 100% thereafter
Loan Credit Marks[1]	Gross credit mark: $6.3 million - Non-PCD loan credit mark: $6.0 million, accreted back into earnings over 4 years (straight-line) - PCD loan credit mark: $0.3 million - Day-2 CECL reserve equal to $4.6 million
AOCI	After-tax negative AOCI of approximately $9.6 million is accreted back into earnings over 5 years

Note: Financial data as of December 31, 2023
1) Credit and interest rate marks provided by nationally recognized accounting/advisory firms

Key Merger Assumptions, Cont.

Other Purchase Accounting Marks (pre-tax)[1]	Loan portfolio write-down of $10.0 million accreted straight-line over 4 years Favorable fixed asset write-up of $1.2 million accreted straight-line over 30 years Deposit portfolio (time deposits) write-down of $0.7 million accreted straight-line over 2 years Subordinated debt write-down of $2.6 million accreted straight-line over 7.5 years
Core Deposit Intangible[2]	4.00%; amortized on a sum-of-years digits basis over 10 years
Other Assumptions	Pre-tax cost of cash of 4.50% Assumes marginal tax rate of 21.0%
Revenue Synergies	Opportunities identified but not modeled

Note: Financial data as of December 31, 2023
1) Credit and interest rate marks provided by nationally recognized accounting/advisory firms
2) Core deposits defined as total deposits less time deposits greater than $100,000

Summary Financial Impact

Key Transaction Impacts to FXNC[1]	With Interest Rate Marks	Without Interest Rate Marks[2]
2025E EPS Accretion	~36%	~27%
IRR	~38%	~34%
TBV Earnback Period[3]	3.0 Years	3.0 Years
TBV Dilution	<16%	<13%

Pro Forma Capital at Closing	With Interest Rate Marks	Without Interest Rate Marks[2]
Tang. Common Equity	~6.8%	~7.0%
CET1 Ratio	~10.5%	~10.8%
Tier 1 Ratio	~11.1%	~11.4%
Total RBC Ratio	~13.5%	~13.9%

Note: Financial data as of 12/31/2023; Capital ratios presented are consolidated

1) Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and 100% of deal retained expenses; see Appendix for Pro Forma Net Income and EPS Reconciliation
2) Excludes loan and liability fair value marks
3) Earnback period calculation is based on the cross over method

Source: S&P Global Market Intelligence

Summary of Transaction: Stronger Together

- Combined company provides scale, operating leverage, efficiency
- Diversified loan portfolio in attractive mid-sized Virginia markets
- Combined company delivers best-in-breed deposit franchise
- Expanded opportunities for non-interest income growth
- Positions the combined company for future growth in Virginia
- Significant upside for TSBA and FXNC investors (win-win)
- M&A experience limits integration risk

Appendix

First National Corporation's Pro Forma Footprint

State of Virginia Deposit Market Share

Community Banks (Less than $10B in Total Assets)[1]

Rk.	Institution (State)	Branch Count	Market Deposits ($000)	Market Share (%)
1	Burke & Herbert Finl Svcs Corp (VA)	37	3,785,861	7.40%
2	Carter Bankshares (VA)	54	3,172,241	6.20%
3	Primis Financial Corp. (VA)	29	3,139,067	6.13%
4	Blue Ridge Bankshares Inc. (VA)	26	2,591,604	5.06%
5	First Bancorp Inc. (VA)	19	2,368,651	4.63%
6	C&F Financial Corp. (VA)	31	2,013,365	3.93%
7	FVCBankcorp Inc. (VA)	5	1,961,870	3.83%
8	John Marshall Bancorp Inc. (VA)	6	1,907,672	3.73%
	Pro Forma Company	30	1,739,712	3.40%
9	National Bankshares Inc. (VA)	27	1,624,868	3.17%
10	Eagle Financial Services Inc. (VA)	15	1,460,284	2.85%
11	Virginia National Bkshs Corp. (VA)	14	1,350,315	2.64%
12	First National Corp. (VA)	20	1,255,467	2.45%
13	Old Point Financial Corp. (VA)	15	1,233,236	2.41%
14	Chesapeake Financial Shares (VA)	19	1,186,127	2.32%
15	F & M Bank Corp. (VA)	16	1,144,409	2.24%
33	Touchstone Bankshares (VA)	10	484,245	0.95%
	Remaining 65 Institutions	402	20,497,683	40.1%
	Total for Community Banks in Virginia	745	$ 51,176,965	100.0%



Winchester
#4 Market Share
13 Competing Banks
Washington-Arlington
#56 Market Share
67 Competing Banks
Harrisonburg
#13 Market Share
15 Competing Banks
Staunton
#8 Market Share
14 Competing Banks
Roanoke
#9 Market Share
15 Competing Banks
Richmond
#25 Market Share
#13 Pro Forma Market Share
29 Competing Banks

Note: Deposit data based on FDIC data as of June 30, 2023; All data shown pro forma for pending and recently completed acquisitions
1) Community banks defined as less than $10 billion in assets as of December 31, 2023
Source: S&P Global Market Intelligence

Overview of Touchstone Bankshares, Inc.

Corporate Data

President & CEO:	James R. Black
Headquarters:	Prince George, VA
Date Established:	June 6, 1906

($M)	2020	2021	2022	2023
Total Assets	$532.7	$581.1	$622.6	$658.7
Total Gross Loans	$363.0	$402.9	$487.2	$508.8
Deposits	$445.8	$517.4	$526.6	$542.2
Loan / Deposits	81.4%	77.9%	92.5%	93.8%
TCE / TA	9.21%	8.62%	6.76%	6.74%
Net Income	$2.3	$4.4	$4.1	$1.6
ROAA	0.46%	0.78%	0.67%	0.25%
ROAE	4.67%	8.74%	8.99%	3.76%
Net Interest Margin	3.86%	3.52%	3.67%	3.56%
Efficiency Ratio	74.7%	76.0%	78.0%	86.0%
NPAs / Assets[1]	0.60%	0.20%	0.14%	0.09%
Reserves / Loans	1.20%	1.09%	1.00%	0.98%
NCOs / Avg Loans	0.05%	0.00%	0.02%	0.02%

Investment Highlights

- Superior, Granular, Low-Cost Deposit Base
- 61% of Deposits Located in Richmond MSA[2]
- Pristine Asset Quality
- Boasts a Superior 5-Star Bauer Rating

1) Bank-level regulatory data
2) Based on FDIC data as of June 30, 2023
Source: S&P Global Market Intelligence; Virginia Economic Development Partnership

Branch Footprint


Colonial Heights
Prince George
Dinwidde
McKenney
Virginia
Richmond
Raleigh
North Carolina
TSBA (12)
TSBA Headquarters (1)

Richmond MSA Notable Employers

DUPONT
Meta
Capital One
Allianz
CoStar Group
Altria
Owens & Minor
LEGO
General Electric

Pro Forma Loan & Deposit Composition

FXNC	TSBA	PRO FORMA

Loan Composition


CRE - Owner-Occupied 14.3%
C&I 11.6%
Farm 0.9%
Other 1.2%
C&D 5.4%
Agric. 0.05%
CRE - Income Producing 23.7%
$969M Total
Multifamily 7.2%
1-4 Family 35.5%
4Q'23 Yield: 5.49%


CRE - Owner-Occupied 16.2%
C&I 7.1%
Farm 1.0%
Other 0.9%
C&D 7.0%
Agric. 0.11%
CRE - Income Producing 20.9%
$509M Total
Multifamily 5.3%
1-4 Family 41.6%
4Q'23 Yield: 5.34%


CRE - Owner-Occupied 14.9%
C&I 10.1%
Farm 1.0%
Other 1.1%
C&D 6.0%
Agric. 0.07%
CRE - Income Producing 22.7%
$1.48B Total
Multifamily 6.5%
1-4 Family 37.6%
4Q'23 Yield: 5.44%

Deposit Composition


Retail CDs 13.1%
Jumbo CDs 2.3%
MMDA & Savings 44.0%
$1.25B Total
Transaction Accounts 40.7%
4Q'23 Cost: 1.35%


Retail CDs 21.1%
Jumbo CDs 5.3%
MMDA & Savings 24.7%
$549M Total
Transaction Accounts 48.9%
4Q'23 Cost: 1.36%


Retail CDs 15.5%
Jumbo CDs 3.2%
MMDA & Savings 38.1%
$1.80B Total
Transaction Accounts 43.2%
4Q'23 Cost: 1.36%

Note: Bank-level regulatory data as of December 31, 2023; Jumbo CDs defined as time deposits greater than $250K; Excludes purchase accounting marks
Source: S&P Global Market Intelligence

Pro Forma Net Income Reconciliation

Pro Forma Earnings Reconciliation

Dollars in millions, except per share data	2025E Pro Forma	
Combined Net Income to Common[1]	$ 14.35	
Transaction Adjustments		
Cost Savings - Fully Realized	7.15	
Opportunity Cost of Cash & Net Give-up on Dividend Yield	(0.52)	
Accretion of AOCI	2.42	
Accretion of Other Interest Rate and Fair Value Marks	1.75	
Accretion of Non-PCD Credit Mark	1.50	
Core Deposit Amortization, net reversal of TSBA's amortization	(3.41)	
Pre-Tax Income (Loss) from Transaction Assumptions	8.89	
Tax Expense at 21.0% Effective Rate	(1.87)	
Net Income (Loss) from Transaction Assumptions	**7.03**	
Pro Forma Net Income	**$ 21.37**	
Pro Forma Diluted Shares Outstanding	8.96	**Price / EPS[2]**
Pro Forma EPS	**$ 2.38**	**7.4x**

Earnings Buildup


$14.35
$9.05
$3.25
($3.41)
($1.87)
$21.37
Combined Net Income to Common
Cost Savings, AOCI Related Accretion & BS Repositioning3
Other Accretion & Rate Mark Related Adjustments4
CDI Impact
Taxes
Pro Forma Net Income

1) Based on internal company estimates
2) Based on FXNC's market price of $17.55 as of March 22, 2024
3) Includes cost savings, opportunity cost of cash, and accretion of AOCI
4) Includes accretion of interest rate marks on loans, leases, subordinated debt, fixed assets, time deposits and non-PCD credit mark
Source: S&P Global Market Intelligence

Targeted Strategies to Build Shareholder Value

- Attract and retain talented employees
- Deliver exceptional service to small businesses and consumers
- Serve vibrant Virginia markets
- Accelerate growth with acquisitions and team lifts
- Maintain low-cost deposit portfolio
- Grow assets without adding significant overhead

Focused on Delivering Superior Shareholder Returns

10 Year Shareholder Return – FXNC vs. Peers[1]



Peers
40.9%
FXNC
126.5%

Dividends



$0.00
$0.08
$0.10
$0.12
$0.14
$0.20
$0.36
$0.44
$0.48
$0.56
$0.60
FY'2013
FY'2014
FY'2015
FY'2016
FY'2017
FY'2018
FY'2019
FY'2020
FY'2021
FY'2022
FY'2023

Book Value and Tangible Book Value per Share



$7.96 $7.93
$9.17 $9.15
$9.35 $8.88
$10.58 $10.26
$11.76 $11.57
$13.45 $13.35
$15.54 $15.50
$17.47 $17.47
$18.79 $18.28
$17.30 $16.79
$18.56 $18.06
FY'2013
FY'2014
FY'2015
FY'2016
FY'2017
FY'2018
FY'2019
FY'2020
FY'2021
FY'2022
FY'2023
Book Value
Tangible Book Value

Note: Market data as of March 22, 2024
1) Peer group median; Peer group consists of public OTC and major exchange traded companies headquartered in Virginia; Excludes merger targets
Source: S&P Global Market Intelligence

First National Corporation

Scott Harvard, President and CEO
(540) 465-6121
sharvard@fbvirginia.com

Shane Bell, Executive VP and CFO
(540) 465-6130
sbell@fbvirginia.com